Income Taxes: Schedule of income tax rate reconciliation (Details)	Dec. 31, 2015 USD ($)
Details
Income tax benefit at the statutory rate	$ (89,699)
State income taxes, net of federal benefit	(2,237)
Change in valuation allowance	87,572
Change in net operating loss carry forwards	66
Other	4,298
Income tax expense (benefit)	$ 0